FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2013
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS

8. FAIR VALUE MEASUREMENTS

Fair value measurements using quoted prices in active markets for identical assets and liabilities fall within Level 1 of the fair value hierarchy, measurements using significant other observable inputs fall within Level 2, and measurements using significant unobservable inputs fall within Level 3.

The Company’s financial instruments consist primarily of cash and cash equivalents, trade receivables, trade payables and debt instruments. For cash and cash equivalents, trade receivables and trade payables, the carrying amounts of these financial instruments as of December 31, 2013 and 2012 were considered representative of their fair values due to their short terms to maturity. The fair value of the Company’s equity method investment is based on quoted market prices. The fair values of the Company’s debt instruments and foreign exchange contracts were based on indicative quotes. The fair value of contingent consideration is based on a probability weighted discounted cash flow analysis.

The carrying amounts, estimated fair values and valuation input levels of the Company’s equity method investment, foreign currency contracts, 8.25% senior notes, senior secured term loans, senior PIK toggle notes and contingent consideration payable as of December 31, 2013 and 2012 are as follows:

	Successor		Successor
	2013		2012
	Carrying Amount	Fair Value	Carrying Amount	Fair Value	Valuation Inputs
Assets:
Equity method investment	$3,112	$41,879	$4,492	$14,805	Level 1
Foreign currency contracts	2,738	2,738	1,314	1,314	Level 2
Liabilities:
8.25% senior notes	1,100,000	1,205,280	1,500,000	1,642,500	Level 2
Senior secured term loans, at par	872,813	874,994	982,500	987,413	Level 2
Senior PIK toggle notes	550,000	572,000	—	—	Level 2
Foreign currency contracts	662	662	474	474	Level 2
Contingent consideration payable	13,068	13,068	—	—	Level 3

Contingent consideration payable represents the estimated fair value of the potential payment due related to the acquisition of Redwood. The contingent consideration is payable in 2015 and could range from zero to $37.25 million. The amount to be paid is based on the achievement of sales targets of Redwood products with a maximum payout reached with $55.0 million of sales by July 31, 2015. The estimated fair value of the contingent consideration was $12.4 million as of July 3, 2013, the Redwood acquisition date. Expense of $0.7 million related to the change in the estimated fair value of the contingent consideration was recorded in selling, general and administrative expense in the Consolidated Statement of Operations and Comprehensive Income (Loss) for the year ended December 31, 2013.

Non-Recurring Fair Value Measurements

During 2013, the Company recorded asset impairment charges of $45.5 million. The valuations supporting the following pretax impairment charges are based on Level 3 valuation inputs.

•	Goodwill impairment charge of $36.2 million related to the Broadband segment as a result of reduced expectations of future cash flows, primarily from lower projected operating results.

•	Impairment charge of $3.6 million recognized within the Wireless segment based on new market data the Company obtained regarding a facility that is being marketed for sale.

•	Other impairment charges of $5.7 million recognized in the Wireless segment for certain production equipment and intellectual property that will no longer be utilized.

In connection with restructuring actions initiated during 2013, the Company recorded pretax impairment charges of $7.8 million related to the planned closure of manufacturing facilities in Joliet, Illinois and Statesville, North Carolina. These facility and equipment impairment charges, described below, are based on Level 3 valuation inputs and are reported in restructuring costs, net on the Consolidated Statement of Operations and Comprehensive Income (Loss).

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Facility impairment charge of $1.2 million based on market data the Company received for a facility that will be marketed for sale once manufacturing has been transitioned to other locations or outside contractors.

•	Equipment impairment charges of $6.6 million related to manufacturing equipment that will no longer be utilized once the Company completes the transition of production.

Also during 2013, the Company sold certain assets of its BiMetals business. As part of the sale consideration, the Company received a note from the purchaser with a face value of $15.0 million and a term of up to 7 years. The Company recorded the note in other noncurrent assets on the Consolidated Balance Sheet at its estimated fair value of $9.8 million. The valuation supporting the estimated fair value of the note receivable was based on Level 3 valuation inputs.

During 2012, as a result of reduced expectations of future cash flows of a reporting unit within the Wireless segment, certain intangible assets and property, plant and equipment were determined to be impaired. A pretax impairment charge of $35.0 million was recognized. The fair value measurements related to these asset impairments were generated using a discounted cash flow model and were based on Level 3 valuation inputs. Also during 2012, as a result of a shift in customer demand, the Company determined that the carrying value of certain equipment was no longer recoverable and a pretax impairment charge of $5.9 million was recognized within the Wireless segment. The valuations supporting the equipment impairment charge were based on Level 3 valuation inputs.

The fair value estimates are based on information available to management as of December 31, 2013 and 2012. Although management is not aware of any factors that would significantly affect these fair value estimates, such amounts have not been comprehensively revalued for purposes of these financial statements subsequent to those dates, and current estimates of fair value may differ significantly from the amounts presented.